UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): November 9, 2026

AMERICAN TOWER CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
222 Berkeley Street
Boston, Massachusetts 02116
(Address of Principal Executive Offices) (Zip Code)
(617) 375-7500
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMT	New York Stock Exchange
0.450% Senior Notes due 2027	AMT 27C	New York Stock Exchange
0.400% Senior Notes due 2027	AMT 27D	New York Stock Exchange
4.125% Senior Notes due 2027	AMT 27F	New York Stock Exchange
0.500% Senior Notes due 2028	AMT 28A	New York Stock Exchange
0.875% Senior Notes due 2029	AMT 29B	New York Stock Exchange
0.950% Senior Notes due 2030	AMT 30C	New York Stock Exchange
3.900% Senior Notes due 2030	AMT 30D	New York Stock Exchange
4.625% Senior Notes due 2031	AMT 31B	New York Stock Exchange
1.000% Senior Notes due 2032	AMT 32	New York Stock Exchange
3.625% Senior Notes due 2032	AMT 32B	New York Stock Exchange
1.250% Senior Notes due 2033	AMT 33	New York Stock Exchange
4.000% Senior Notes due 2033	AMT 33D	New York Stock Exchange
4.100% Senior Notes due 2034	AMT 34A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01    Other Events.

On November 9, 2026, American Tower Corporation (the “Company”) issued a press release (the “Press Release”) announcing that it had priced its registered public offering of senior unsecured notes due 2031 (the “2031 notes”) in an aggregate principal amount of $450.0 million, senior unsecured notes due 2033 (the “2033 notes”) in an aggregate principal amount of $500.0 million and senior unsecured notes due 2036 (the “2036 notes”) in an aggregate principal amount of $550.0 million. The 2031 notes will be consolidated, form a single series and be fully fungible, with the Company’s outstanding $500,000,000 5.300% senior unsecured notes due 2031, the 2033 notes will be consolidated, form a single series and be fully fungible, with the Company’s outstanding $500,000,000 5.560% senior unsecured notes due 2033, and the 2036 notes will be consolidated, form a single series and be fully fungible, with the Company’s outstanding $600,000,000 5.750% senior unsecured notes due 2036, each issued on September 14, 2026.

The 2031 notes will have an interest rate of 5.300% per annum and are being issued at a price equal to 99.387% of their face value. The 2033 notes will have an interest rate of 5.560% per annum and are being issued at a price equal to 99.369% of their face value. The 2036 notes will have an interest rate of 5.750% per annum and are being issued at a price equal to 98.986% of their face value.

A copy of the Press Release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release, dated November 9, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION
(Registrant)

Date:	November 9, 2026	By:	/s/ Rodney M. Smith
Rodney M. Smith
Executive Vice President, Chief Financial Officer and Treasurer